ANNUAL REPORT APRIL 30, 2000

[Graphic Representation Omitted--See Appendix]

SouthTrust U.S.Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE

Dear Investor:

          I am pleased to present the Annual Report of the SouthTrust Funds for the 12-month fiscal year from May 1, 1999 through April 30, 2000. This report begins with an investment review of the economy and developments in the financial markets over the period. Next, you’ll find a complete list of investments and financial statements for SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, and SouthTrust Value Fund.

          The highlights for each fund over the 12-month reporting period are as follows. Please note that this report contains information about two new additions to the SouthTrust Funds that began operation in August of 1999—SouthTrust Alabama Tax-Free Income Fund and SouthTrust Growth Fund.

SouthTrust U.S. Treasury Money Market Fund
(formerly, SouthTrust Treasury Obligations Money Market Fund)

          This portfolio of U.S. Treasury money market securities paid a dividend stream totaling $0.05 per share during the year for a total return of 4.91%.* Total net assets in the fund reached $852.8 million at the end of the reporting period.

SouthTrust Income Fund

           SouthTrust Income Fund, a diversified portfolio of income-producing investments, paid dividends totaling $0.58 per share, which offset a $0.37 decline in net asset value caused by a rising interest rate environment that resulted in a general decline in bond prices. As a result, the fund’s total return was 2.25%, or (1.28%) if taking into account the fund’s sales charge.** Total net assets in the fund reached $64.3 million at the end of the reporting period.

SouthTrust Bond Fund

          This fund’s diversified portfolio of high-quality corporate and government bonds paid income distributions totaling $0.58 per share, which offset a $0.57 decline in net asset value caused by a rising interest rate environment that resulted in a general decline in bond prices. As a result, the fund’s total return was 0.15%, or (3.34%) if taking into account the fund’s sales charge.** Total net assets in the fund amounted to $113.4 million at the end of the reporting period.
SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE
(Continued)

SouthTrust Alabama Tax-Free Income Fund

          This new fund, which began operations on August 20, 1999, is designed for tax-sensitive Alabama residents. It pursues double-tax-free income—income free from federal regular income tax and Alabama income tax by investing in high-quality securities issued by Alabama municipalities.† In the initial period of the fund’s operation, it paid income distributions totaling $0.28 per share and a total return of 1.47%, or (2.05%) adjusted for the sales charge.** The fund’s assets reached $52.8 million at the end of the reporting period.

SouthTrust Value Fund
(formerly, SouthTrust Core Equity Fund)

          The fund’s portfolio primarily consists of undervalued stocks with long-term growth potential issued by large, established, and well-managed companies that are leaders in their industries. During the period, the fund produced a total return of 4.26%, or (0.41%) if taking into account the fund’s sales charge. Contributing to the total return were distributions totaling $0.06 per share in dividends and $1.56 per share in capital gains.** Net assets totaled $329.4 million at the end of the reporting period.

SouthTrust Growth Fund

           SouthTrust Growth Fund began operations on August 20, 1999. This fund invests in stocks issued by large, established U.S. companies that have a record of growth in price and earnings—and have high potential to continue that growth. It complements SouthTrust Value Fund, which invests in value stocks issued by large, high-quality companies. In the initial period of the fund’s operation, SouthTrust Growth Fund produced a total return of 6.54%, or 1.75% adjusted for the sales charge, through a $0.40 increase in its net asset value and a capital gains distribution of $0.25 per share.** The fund’s assets reached $86.4 million at the end of the reporting period.
SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE
(Concluded)

           As always, we thank you for pursuing your financial goals through the professional management and diversification of the SouthTrust Funds. We look forward to keeping you up-to-date on your progress.

Sincerely,
/s/ Edward C. Gonzales
Edward C. Gonzales
President
June 15, 2000

*
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

**
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Bond, Income and Alabama Tax-Free Income Funds’ maximum sales charge is 3.50%. The Value and Growth Funds have a maximum sales charge of 4.50%.

†	Income may be subject to the federal alternative minimum tax.

SOUTHTRUST FUNDS
INVESTMENT REVIEW

Investment Review

          Several key events have guided investor expectations over the past year. Most important is that, the Federal Reserve Board (the “Fed”) has hiked short-term interest rates five times with several more moves expected before mid-year. The Fed has also pursued a tighter monetary policy because of the unsustainably high level of economic growth domestically and concern over developing inflationary pressures. Needless to say, these trends have not been favorable for bond investors. Another key event was the near panic buying in technology stocks that caused aggressive growth stocks and aggressive mutual funds to skyrocket. The surge, which began in mid-October of last year and continued unabated through early-March, resulted in record returns for many aggressive investors and drove investor expectations to totally unrealistic levels. Investors, excited about potential profits from the “internet mania,” sold bonds, conservative stocks and mutual funds. They borrowed record amounts on margin, and bought any stock that sounded exciting regardless of the company’s fundamentals or prospects for profit. The best performing stocks during this speculative buying binge tended to be financially weak companies generating significant losses, often with no prospects of earning a profit in the foreseeable future. The sharp divergence between bond and stock performance along with the “internet mania” in the stock market will likely be a favorite topic for investment writers in the years to come.

Economic Perspective

          Higher short-term interest rates and rising energy costs are two risks that have come to the forefront during early 2000. These two risks have the potential to undermine the longest economic expansion in modern times. With the Fed having already raised short-term interest rates five times and having indicated a preference for further rate hikes, we are finally seeing signs that they are having an effect. These signs have been most noticeable in the Conference Board’s consumer confidence reading, which has declined sharply from January’s all-time record high. In addition, single-family housing starts have declined for several consecutive months in a row, and a further weakening is likely. Alan Greenspan should be relieved that the tight monetary policy is finally having an impact on consumer spending, but thus far, he seems more focused on signs of developing inflationary pressures.

          Higher energy costs have resulted from OPEC’s surprisingly disciplined supply and strong demand due to the global economic recovery. The higher than expected energy costs are negatively impacting operating expenses, and most likely will impede corporate profit growth. While we do not foresee a return to the 1970’s in terms of energy inflation, it is likely that we will see oil prices remain above $20 per barrel for longer than expected.

          There are still a couple of wild cards on the economic horizon, with the elections in November springing to mind. It is very likely that the Fed will endeavor to have completed the tightening for this cycle by August in order to avoid any political finger pointing as the election nears. The record high levels of equity ownership and margin debt by individuals is another wild card, as so much wealth is tied up in the stock market that any decline lasting more than a couple of months could be exacerbated by drastic reductions in consumer spending. The pace of domestic economic growth should slow over the next 18 months. The question that remains is whether or not the Fed can successfully engineer a “soft landing” and avoid pushing the economy into a recession by being too aggressive in an environment that is just beginning to show signs of building inflationary pressures.

Fixed Income Market Review

          Strong and accelerating economic growth, an uptick in inflation, and several tightening moves by the Fed all helped drive interest rates higher as 1999 came to an end. The 30-year U.S. Treasury was the worst performer in the U.S. bond market in 1999 with a negative 14.3% return. Spreads (the yield difference between corporate and same maturity Treasury bonds) widened on all non-Treasury securities as Y2K concerns contributed to record corporate issuance. Although Y2K anxiety is behind us, spreads have continued to widen on all non-Treasury securities. In addition to the atypical activity of the non-Treasury sectors, the 30-year U.S. Treasury yield rose to a 2 1 /2 year high of 6.75% in January, before the Treasury announced plans to buy back longer dated Treasuries, causing rates to decline to 6.49% within one week. Renewed investor interest in U.S. Treasury bonds has kept yields of longer maturity bonds declining since the announcement. Shorter maturity U.S. Treasury yields continued to rise as investors remained concerned about further Fed rate hikes. The combination of Fed tightening and the Treasury repurchasing long bonds has set the stage for an event not seen in the U.S. bond market since 1994—an inverted yield curve. Historically, an inverted yield curve has been an indicator of a slowing economy, and possibly a recession, accompanied by a major decline in interest rates.

          It is important to evaluate whether bonds will emerge from the bear market and make an attractive holding for portfolios going forward. There has historically been a strong tendency for an extended weakness in bonds, as experienced over the recent past, to be followed by periods of significant positive performance. Bonds look very attractive versus stocks on normal risk/reward measurements. Bonds also look attractively valued versus inflation expectations. Higher energy, tobacco, and drug prices primarily drove inflation in 1999. Those catalysts are unlikely to persist to the same extent in 2000, and the consensus of top economists is calling for lower inflation in 2000 than in 1999. Inflation moving lower is normally a very positive force for bonds. While further tightening is a negative, it appears to be largely discounted in bond prices. It would not be surprising for Fed tightening to shift to a positive force for bonds as perceptions change to the view that the Fed has done enough to slow the economy. With bonds offering a very good balance to the lofty valuations of equities, investors may once again realize that prudent balanced portfolios of both bonds and stocks represent a logical approach during volatile stock market periods.

Equity Review

          The ideal economic environment discussed in recent reports and the record breaking stock market of recent years reached levels of historic proportions during the past six months. The economy as represented by real Gross Domestic Product (GDP) grew an astonishing 7.3% in 1999’s fourth quarter, with growth staying at a rapid 5.3% in the first quarter of 2000. For all of 1999, personal spending grew by 7%, well above levels of income growth. Consumer confidence in January reached a 32-year high. Strength in the stock market has not only fueled consumer confidence and spending, it resulted in speculation and valuations on stocks of historic magnitude. Consumers, confident in their stock and mutual fund picking prowess, borrowed, spent, and speculated in stocks to an extent never before seen. Conservative stocks and mutual funds were sold to buy speculative technology stocks and aggressive mutual funds. The “internet mania” allowed companies without true business plans or even hopes for a profit to offer stock to the public, through Initial Public Offerings (IPOs) at highly inflated prices. For the first time, the public provided venture capital to companies that professionals, who do prudent analysis, would not touch. In the search for instant wealth, individuals borrowed on margin, took out home equity loans, refinanced their houses, or did whatever they could to buy the best performing stocks. Fundamental analysis was viewed by many as a hinderance that caused professional investors to lose sight of the fantastic opportunities being offered by the “new economy.”

          The record surge in technology stocks that started in mid-October of last year allowed the NASDAQ Composite Index, an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market, to provide a total return of 85.6% in 1999. In 2000, investors (or in reality speculators) drove the NASDAQ index up another 24% by mid-March. Then, renewed inflationary pressures, Fed tightening, signs of slowing growth, record high valuations, and excessive speculation caught up with the stock market. By the end of April, the record volatility in stock prices shifted from the upside to the downside, and the NASDAQ index gave up all of its’ 2000 gains and was down 5.1% for the year. Suddenly, investors began to view a company’s earnings prospects as an important factor, and many speculative, high flying stocks went into free falls.

          What is truly unique about this market, beyond the record speculation and high valuations, is how narrow the leadership has been. Never before had buying the best performing stocks been such a successful strategy. The result was a true two-tiered market. The technology leaders achieved valuations rarely seen, with price-to-earnings ratios of 100 or more not uncommon for those market leaders fortunate enough to have earnings. The vast majority of companies were extremely out of favor, and were selling at valuations near the lower end of their historic ranges. This performance divergence has resulted in a stock market with excellent opportunity, but also significant risk.

          At SouthTrust, we believe fundamental and sound financial analysis, with a focus on understanding potential downside risk, continues to make sense when picking stocks. Both of our equity funds seek to own companies with shareholder-oriented managements, strong balance sheets, and cash flow, realistic business plans, and prospects for above-average earnings growth. Our SouthTrust Growth Fund focuses on the largest, best-managed companies, and attempts to purchase them at reasonable prices rather than simply following the speculative fringe. Our SouthTrust Value Fund, meanwhile, is focused on identifying exceptional buying opportunities in companies with improving long-term fundamentals, selling at attractive valuations. The Value Fund will, however, quickly purchase the biggest, best industry leaders when they fall from investors’ grace and our analysis finds them to be exceptionally cheap. The Value Fund’s constant search is for solid companies whose earnings growth potential appears to be unrecognized and unrewarded by investors creating an attractive buying opportunity.

          We sincerely appreciate your interest in the SouthTrust Funds, and the continued confidence you have shown in allowing us to manage your wealth. It is a responsibility we take very seriously as fellow shareholders.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

SouthTrust U.S. Treasury Money Market Fund

          The increase in rates reflects two 25 basis point interest rate increases by the Fed during the past six months along with the potential for additional rate increases. During this period of rising interest rates, overnight repurchase agreements have provided similar yields to those on three to six month U.S. Treasury Bills. The fund took advantage of attractive overnight rates and the investment flexibility they provide by maintaining a 50% to 75% allocation to overnight repurchase agreements throughout the 6-month period. The fund did deviate from this strategy over year-end, though, to provide exemption from intangible taxes (for residents in states affected) and to take advantage of higher rates temporarily available in U.S. Treasury bills and notes. During the last two weeks of 1999, yields on overnight repurchase agreements dropped to as low as 3%. At year-end, the Fund was 100% invested in U.S. Treasury securities.

SouthTrust Income Fund

          Security selection and sector allocation were the key drivers for the performance of the SouthTrust Income Fund during the 6-month period ending April 30, 2000. Additionally, the fund benefited from a maturity structure that was modestly shorter than its benchmark, the Merrill Lynch 1-5 Year Corporate/Government Index 1 . The fund has provided a return of 1.34% at NAV for the first four months of 2000, matching that of its Benchmark, while modestly outperforming its Benchmark during the past 6-months, with a return of 1.59% at NAV versus 1.50% for the index.

          The fund reduced its allocation to corporate debt beginning in December by shifting into 28-day auction rate securities, then used proceeds in January-February to increase its U.S. Treasury allocation. Corporate debt maturing in five years or less has underperformed similar maturity U.S. Treasury debt by 0.6% year-to-date and 0.3% during the past 6-months. Over longer periods of time, a greater allocation to corporate debt has typically provided a return advantage due to their yield advantage. During the past month, the fund began increasing its allocation to corporate debt through “benchmark” corporate issues to take advantage of this historical relationship.

SouthTrust Bond Fund

          The past year proved to be a difficult investment environment for fixed income investors. For the 12 months ending on April 30, 2000, the SouthTrust Bond Fund provided a return of 0.15% at NAV compared with 0.95% for its benchmark, the Lehman Brothers Government/Corporate Index 2 . Continually rising interest rates accompanied by spread widening caused most fixed income securities to be unattractive. Although most of the spread widening occurred prior to the fourth quarter last year, it made a resurgence in the first quarter of the new millennium. Over the past six months, Treasury securities have been a relatively safe haven when compared to other non-Treasury fixed income securities.

          Fund performance benefited from added exposure to long maturities in the early months of 2000 as the Treasury buy back program caused a drop in long-term maturity yields. Over the past six months, the fund reduced positions in lower rated securities and repositioned the proceeds in U.S. Treasuries. Now that credit spreads are at unusually wide levels, we anticipate making purchases of corporate debt on a selective basis, which should provide the opportunity for the fund’s income stream to increase without resultant credit quality risk.

SouthTrust Alabama Tax-Free Income Fund

          Through April 30, 2000 the SouthTrust Alabama Tax-Free Income Fund returned 1.02% calendar year-to-date and 0.90% over the past six months. The fund benefited from the decreased issuance of municipal debt during the past six months. Nationally, issuance of municipal debt declined by more than 70% year-to-year in the March quarter. Issuance by Alabama municipal entities has generally tracked that of the national average.

          The positioning of the fund in shorter maturities than most competing funds has not helped the fund’s performance in 2000. As a short/intermediate tax-exempt fund, the relative movement of similar maturity taxable securities influences the performance of the fund. The inversion of the U.S. Treasury yield curve coupled with the widening spread of federal agency debt contributed to the underperformance of the short-intermediate municipal debt versus debt of municipal obligations with maturities that are either shorter or longer than the short-intermediate sector.

SouthTrust Value Fund

          Over the past year, our Value Fund’s return lagged that of the S&P 500 Index 3 , gaining 4.26% versus 10.1% for the S&P. Prudent analysis and a focus on attractive valuation could not keep up with the investor’s desire to own the best performing stocks irregardless of price. Performance did, however, take a dramatic turn when valuation became a factor in mid March. Since that time, the S&P 500 and speculative NASDAQ leaders have gone down while our Value Fund has provided positive results. For the first four months of this year, our Value Fund was up 3.75% at NAV, while the S&P 500 index was down 0.8% and the NASDAQ index was down 5.1%. Many companies with excellent growth prospects still appear to be attractively valued. If the rotation into value stocks continues, our fund has the potential to be a major beneficiary. Historically, the strong economy, earnings growth and increasing inflationary pressures we are now experiencing has worked to favor value stocks over growth stocks. Given the record outperformance of growth stocks over value stocks in recent years, we believe a lasting rotation into value stocks appears overdue.

          The Value Fund has found opportunity in a wide range of industries. One successful such investment in 2000 has come from the resurgence in oil service and drilling stocks. We’re enjoying the profits while investors who failed to recognize the powerful story are now chasing the stocks at sharply higher prices. We’ve also enjoyed nice gains in Coastal and Williams Companies, two natural gas pipelines offering distinctly different stories, but excellent opportunity. In Williams, we were able to buy the stock when the natural gas business was selling at little if any price given the value of their telecommunications business. We’ve also added two basic industry leaders, Alcoa and International Paper in 2000, believing their growth prospects are being severely under recognized by the market. In the controversial technology sector, we’ve recently sold some of the exceptionally well performing stock holdings we’ve had for years and have reinvested proceeds in some less recognized but fast growing companies whose prospects we believe are unrecognized in the market. ADC Telecom, one such purchase, has moved up sharply since our recent purchase as did Lucent which was purchased on its sharp January price decline. We believe the attractiveness of Unisys’ computer service business is being seriously undervalued by a market that has not recognized the change in the company. The key to the Value Fund’s success rests in our ability to find hidden gems and purchase them while other investors are cautious or have not yet focused on them. Given the two-tiered market we have experienced in recent years, there are plenty of excellent buying opportunities.

SouthTrust Growth Fund

          The SouthTrust Growth Fund began operation as a mutual fund on August 20, 1999. Therefore, this is the first time we have reported on this fund in our annual report. We would like to introduce the investment philosophy and approach used in managing the fund. We seek financially strong companies with above-average stable earnings growth. Other important considerations in the stock selection process are sales trends, profit margins and the company’s competitive position within its industry. The fund seeks to own companies with proven management and business plans that greatly enhance their probability of success in the highly competitive business environment. Most companies in the portfolio will be industry leaders with low-cost operations. The fund represents a well-diversified portfolio of large, financially strong companies which our analysis and the companies’ track records show to have superior growth prospects. While we ideally seek to buy stocks when they are selling at the low end of their relative valuation ranges, quality and earnings growth are considered to be as important as valuation in selecting stocks for inclusion in the portfolio.

          The fund’s performance has recently lagged its competitive universe because of our unwillingness to blindly chase the largest technology stocks, which we believe are priced for perfection, and our focus on premier industry leading consumer companies. During the first four months of 2000, Home Depot, Wal-Mart, and Bristol-Myers Squibb were all among the worst performers in the Standard & Poor’s 500 (“S&P 500”), yet are large positions in the SouthTrust Growth Fund. These stocks have underperformed many of the speculative growth leaders yet do not have anywhere near the level of business or valuation risk that more speculative stock leaders have. We believe this has created a terrific buying opportunity in America’s best companies and makes the SouthTrust Growth Fund ideally positioned for the more prudent fundamentally based market we envision.

          Our Growth Fund has a long-term record of providing our holders with very competitive returns as a common trust fund and now as a mutual fund, we look forward to fulfilling your large-cap growth stock needs.

(1)
The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged index tracking U.S. Government and domestic investment grade corporate bonds between 1 and 4.99 years. Indexes are unmanaged and investments cannot be made in an index.

(2)
The Lehman Brothers Government/Corporate Index is composed of all bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

SOUTHTRUST INCOME FUND

Growth of $10,000 Invested in SouthTrust Income Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Income Fund (the “Fund”) from January 10, 1996 (start of performance) to April 30, 2000, compared to the Merrill Lynch Corporate/Government 1-5 Year Index (“MLC/G 1-5”)†.

[Chart Appears Here]

Average Annual Total Return For the Period Ended April 30, 2000††

1 Year	-1.28%
Start of Performance (1/10/96)	3.58%

Past performance is no guarantee of future performance. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund’s performance assumes the reinvestment of all dividends and distributions. The MLC/G 1-5 has been adjusted to reflect reinvestment of dividends on securities in the index.

†	The MLC/G 1-5 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

††	Total return quoted reflects all applicable sales charges.
SOUTHTRUST BOND FUND

Growth of $10,000 Invested in SouthTrust Bond Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Bond Fund (the “Fund”) from May 8, 1992 (start of performance) to April 30, 2000, compared to the Lehman Brothers Government/Corporate Index (“LBG/C”)†.

[Chart Appears Here]

Average Annual Total Return For the Period Ended April 30, 2000††

1 Year	-3.34%
5 Year	5.05%
Start of Performance (5/8/92)	5.52%

Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBG/C has been adjusted to reflect reinvestment of dividends on securities in the index.

†	The LBG/C is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

††
Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

Growth of $10,000 Invested in SouthTrust Alabama Tax-Free Income Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the “Fund”) from April 30, 1990† to April 30, 2000, compared to the Lehman Brothers 5 Year Municipal Bond Index (“LB5YMB”)††.

[Chart Appears Here]

Average Annual Total Return For the Period Ended April 30, 2000†††

1 Year	-4.81%
5 Year	3.15%
10 Year	4.27%
Start of Performance (1/1/89)	4.47%

Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB5YMB has been adjusted to reflect reinvestment of dividends on securities in the index.

†
The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1990 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund’s anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.

††	The LB5YMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

†††	Total return quoted reflects all applicable sales charges.
SOUTHTRUST VALUE FUND

Growth of $10,000 Invested in SouthTrust Value Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (formerly, SouthTrust Core Equity Fund) (the “Fund”) from May 8, 1992 (start of performance) to April 30, 2000, compared to the Standard & Poor’s 500 Index (“S&P 500”)†.

[Chart Appears Here]

Average Annual Total Return For the Period Ended April 30, 2000††

1 Year	-0.41%
5 Year	17.65%
Start of Performance (5/8/92)	13.48%

Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

††
Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.50%. On March 1, 1996, the sales charge for SouthTrust Value Fund changed to 3.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%

SOUTHTRUST GROWTH FUND

Growth of $10,000 Invested in SouthTrust Growth Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the “Fund”) from April 30, 1990† to April 30, 2000, compared to the Standard & Poor’s 500 Index (“S&P 500”)††.

[Chart Appears Here]

Average Annual Total Return For the Period Ended April 30, 2000†††

1 Year	4.14%
5 Year	22.83%
10 Year	16.27%
Start of Performance (1/1/89)	16.32%

Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

†
The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1990 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund’s anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.

††	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

†††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000

Principal Amount		Value
U.S. TREASURY OBLIGATIONS—20.3%
	U.S. TREASURY BILLS—4.0%
$ 35,000,000	(1)5.925%, 9/14/2000	$ 34,258,894

	U.S. TREASURY NOTES—16.3%
25,000,000	5.375%, 6/30/2000	25,005,515
25,000,000	5.375%, 7/31/2000	24,997,511
25,000,000	5.500%, 5/31/2000	24,999,703
64,000,000	6.250%, 5/31/2000	64,029,086

	TOTAL	139,031,815

TOTAL U.S. TREASURY OBLIGATIONS		173,290,709

REPURCHASE AGREEMENTS(2)—79.6%
168,958,000	Barclays de Zoete Wedd Securities, Inc., 5.700%, dated 4/28/2000, due 5/1/2000	168,958,000
80,000,000	Donaldson, Lufkin and Jenrette Securities Corp., 5.700%, dated 4/28/2000, due 5/1/2000	80,000,000
170,000,000	Greenwich Capital Markets, Inc., 5.720%, dated 4/28/2000, due 5/1/2000	170,000,000
80,000,000	Lehman Brothers, Inc., 5.700%, dated 4/28/2000, due 5/1/2000	80,000,000
180,000,000	Warburg Securities, 5.710%, dated 4/28/2000, due 5/1/2000	180,000,000

TOTAL REPURCHASE AGREEMENTS		678,958,000

TOTAL INVESTMENTS (at amortized cost)(3)		$852,248,709

(1)	Yield at date of purchase.

(2)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(3)	Also represents cost for federal tax purposes.

Note:	The categories of investments are shown as a percentage of net assets ($852,782,961) at April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000

Principal Amount		Value

CORPORATE BONDS—38.4%
	CHEMICALS—2.3%
$ 1,000,000	Praxair, Inc., Note, 6.15%, 4/15/2003	$ 956,057
550,000	Solutia, Inc., Note, 6.50%, 10/15/2002	525,936

	TOTAL	1,481,993

	CONSUMER NON-DURABLES—0.9%
50,000	Gillette Co., Note, 6.25%, 8/15/2003	48,586
500,000	Procter & Gamble Co., Deb., 8.70%, 8/1/2001	509,286

	TOTAL	557,872

	ENERGY—4.0%
1,000,000	Amoco Corp., Company Guarantee, 6.25%, 10/15/2004	961,573
1,569,600	Chevron Corp., Deb., 8.11%, 12/1/2004	1,598,393

	TOTAL	2,559,966

	FINANCIAL SERVICES—15.0%
450,000	BellSouth Capital Funding Corp., Deb., 6.04%, 11/15/2026	440,317
775,000	(1)Coca-Cola Putable Asset Trust, Bond, 6.00%, 3/15/2001	765,861
2,000,000	Comdisco, Inc., Sr. Unsecd. Note, 7.25%, 9/1/2002	1,967,666
1,000,000	Ford Motor Credit Corp., Note, 6.375%, 10/6/2000	997,234
1,000,000	Ford Motor Credit Corp., Unsecd. Note, 8.20%, 2/15/2002	1,010,349
1,000,000	General Motors Acceptance Corp., Note, 6.625%, 10/1/2002	979,358
1,000,000	General Motors Acceptance Corp., Sr. Note, 6.625%, 1/10/2002	986,140
250,000	KeyBank, N.A., Sub. Note, 6.50%, 4/15/2008	232,362
100,000	Morgan Stanley, Dean Witter & Co., Note, 8.10%, 6/24/2002	100,953
1,000,000	NationsBank Corp., Sub. Note, 6.875%, 2/15/2005	963,325

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Value

$ 200,000	Norwest Financial, Inc., Sr. Note, 6.125%, 8/1/2003	$ 191,121
200,000	Republic New York Corp., Deb., 7.875%, 12/12/2001	200,817
850,000	Sears Roebuck Acceptance Corp., Medium Term Note, Series 2, 6.86%, 8/6/2001	841,996

	TOTAL	9,677,499

	TECHNOLOGY—3.8%
1,500,000	Sun Microsystems, Inc., Sr. Note, 7.35%, 8/15/2004	1,474,556
1,000,000	United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004	965,397

	TOTAL	2,439,953

	UTILITIES—12.4%
1,000,000	AT&T Capital Corp., Company Guarantee, Medium Term Note, 5.86%, 4/26/2002	968,065
1,500,000	Ameritech Capital Funding Corp., Company Guarantee, 5.95%, 1/15/2038	1,416,358
200,000	BellSouth Telecommunications, Inc., Note, 6.375%, 6/15/2004	191,746
500,000	Enron Corp., Unsecd. Note, 6.625%, 11/15/2005	469,412
1,000,000	Michigan Consolidated Gas, 1st Mtg. Bond, Series B, 5.75%, 5/1/2001	988,116
1,000,000	SBC Communications, Inc., Deb., 6.50%, 7/1/2003	968,680
1,000,000	U.S. West Communications, Inc., Unsecd. Note, 6.375%, 10/15/2002	974,779
1,000,000	(1)Vodafone AirTouch PLC, Note, 7.625%, 2/15/2005	997,727
1,055,000	West Penn Power Co., Medium Term Note, 5.66%, 9/23/2002	1,012,374

	TOTAL	7,987,257

TOTAL CORPORATE BONDS (identified cost $25,356,292)		24,704,540

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Value

GOVERNMENT AGENCIES—34.4%
	FEDERAL HOME LOAN BANK—1.5%
$ 1,000,000	6.00%, 8/15/2002	$ 975,538

	FEDERAL HOME LOAN MORTGAGE CORPORATION—7.7%
815,103	6.50%, 1/15/2006	794,069
1,000,000	6.50%, 9/15/2021	972,930
120,071	7.00%, 8/1/2003	117,945
584,777	7.00%, 5/15/2004	583,636
1,052,486	7.50%, 2/1/2023	1,036,710
200,000	7.75%, 11/7/2001	202,142
1,250,000	7.95%, 3/15/2021	1,252,058

	TOTAL	4,959,490

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—19.0%
1,968,715	6.00%, 3/1/2001	1,936,802
1,073,795	6.50%, 8/1/2013	1,029,512
200,000	6.54%, 9/18/2002	196,510
1,775,000	6.59%, 5/16/2002	1,755,771
1,000,000	6.65%, 11/14/2007	946,534
1,000,000	6.85%, 6/25/2021	979,168
2,000,000	6.95%, 11/13/2006	1,926,264
1,000,000	6.97%, 10/30/2007	952,936
1,000,000	7.05%, 2/12/2007	967,538
1,500,000	8.00%, 7/25/2005	1,508,355

	TOTAL	12,199,390

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—6.2%
1,237,297	7.00%, 9/15/2008	1,224,949
1,771,630	7.00%, 2/15/2009	1,754,951
982,844	7.50%, 12/15/2022	970,693

	TOTAL	3,950,593

TOTAL GOVERNMENT AGENCIES (identified cost $22,901,126)		22,085,011

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount or Shares		Value

FOREIGN GOVERNMENTS—4.6%
$ 1,500,000	Quebec, Province of, Note, 5.67%, 2/27/2026	$ 1,483,248
1,500,000	Marshall Islands, Republic of, Note, 6.50%, 11/1/2000	1,495,965

TOTAL FOREIGN GOVERNMENTS (identified cost $2,992,500)		2,979,213

U.S. TREASURY OBLIGATIONS—14.9%
	U.S. TREASURY BILLS—4.6%
3,000,000	(2)5.773%, 7/27/2000	2,959,980

	U.S. TREASURY NOTES—10.3%
3,500,000	5.875%, 11/15/2004	3,409,220
200,000	6.125%, 12/31/2001	198,313
1,000,000	6.375%, 3/31/2001	998,750
1,000,000	6.375%, 4/30/2002	995,156
1,000,000	6.50%, 8/31/2001	998,125

	TOTAL	6,599,564

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $9,564,571)		9,559,544

MUNICIPALS—5.0%
	INSURANCE—5.0%
2,200,000	Access To Loans For Learning, Revenue Bonds, 5.98% Bonds (Guaranteed Student Loans LOC), 1/1/2033	2,200,000
1,000,000	California Student Education Loan Marketing Corp., Revenue Bond, Series A, 6.01% Bonds, 7/1/2015	1,000,000

TOTAL MUNICIPALS (identified cost $3,200,000)		3,200,000

PREFERRED STOCKS—1.9%
	UTILITIES—1.9%
35,000	TCI Communications Financing I, Cumulative Pfd., $2.20	870,625

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Concluded)

Shares		Value

14,000	Tennessee Valley Authority, Cumulative Pfd., Series 95-A, $2.00	$ 344,750

TOTAL PREFERED STOCKS (identified cost $1,268,750)		1,215,375

MUTUAL FUND—1.6%
1,041,399	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	1,041,399

TOTAL INVESTMENTS (identified cost $66,324,638)(3)		$ 64,785,082

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. These securities have been deemed liquid upon criteria approved by the fund’s Board of Trustees. At April 30, 2000, these securities amounted to $1,763,588, which represents 2.7% of the net assets.

(2)	Yield at date of purchase.

(3)
The cost of investments for federal tax purposes amounts to $66,324,638. The net unrealized depreciation of investments on a federal tax basis amounts to $1,539,556 which is comprised of $31,963 appreciation and $1,571,519 depreciation at April 30, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($64,262,302) at April 30, 2000.

The following acronym is used throughout this portfolio:

LOC—Letter of Credit

See Notes which are an integral part of the Financial Statements

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000

Principal Amount		Value

CORPORATE BONDS—34.1%
	BANKING—3.9%
$ 2,000,000	BB&T Corp., Sub. Note, 7.25%, 6/15/2007	$ 1,898,542
2,500,000	Bank of New York Co., Inc., Sub. Note, 8.50%, 12/15/2004	2,562,862

	TOTAL	4,461,404

	CHEMICALS—2.7%
2,000,000	Praxair, Inc., Note, 6.15%, 4/15/2003	1,912,114
1,150,000	Solutia, Inc., Note, 6.50%, 10/15/2002	1,099,684

	TOTAL	3,011,798

	COMMERCIAL SERVICES—1.7%
2,000,000	Equifax, Inc., Sr. Note, 6.50%, 6/15/2003	1,918,862

	FINANCIAL SERVICES—4.3%
3,000,000	Ford Motor Credit Corp., Note, 7.375%, 10/28/2009	2,914,530
2,000,000	National Rural Utilities Cooperative Finance Corp., Sr. Note, 6.75%, 9/1/2001	1,987,536

	TOTAL	4,902,066

	PROCESS INDUSTRIES—4.2%
5,000,000	Archer-Daniels-Midland Co., Deb., 7.125%, 3/1/2013	4,771,425

	RETAIL TRADE—1.7%
2,000,000	Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%, 8/10/2009	1,933,320

	TECHNOLOGY—2.6%
3,000,000	Sun Microsystems, Inc., Sr. Unsecd. Note, 7.35%, 8/15/2004	2,949,111

	TRANSPORTATION—2.5%
2,000,000	CSX Transportation, Inc., Equip. Trust, 6.47%, 6/15/2011	1,828,058
1,000,000	Norfolk Southern Corp., Equip. Trust, Series C, 7.75%, 8/15/2006	994,839

	TOTAL	2,822,897

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Value

	UTILITIES—10.5%
$ 2,000,000	AT&T Capital Corp., Medium Term Note, 5.86%, 4/26/2002	$ 1,936,130
5,000,000	BellSouth Telecommunications, Inc., Deb., 7.00%, 10/1/2025	4,492,005
2,000,000	GTE North, Inc., Deb., 5.65%, 11/15/2008	1,737,116
755,000	New Jersey Bell Telephone Co., Deb., 7.375%, 6/1/2012	712,539
3,000,000	(1)Vodafone AirTouch PLC, Note, 7.625%, 2/15/2005	2,993,181

	TOTAL	11,870,971

TOTAL CORPORATE BONDS (identified cost $40,694,826)		38,641,854

GOVERNMENT AGENCIES—18.4%
	FEDERAL HOME LOAN BANK—1.7%
2,000,000	7.03%, 7/14/2009	1,977,140

	FEDERAL HOME LOAN MORTGAGE CORPORATION—9.0%
3,500,000	6.52%, 1/2/2002	3,470,968
5,000,000	7.00%, 3/15/2010	4,900,675
1,250,000	7.95%, 3/15/2021	1,252,058
509,454	9.50%, 2/15/2020	528,310

	TOTAL	10,152,011

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—4.4%
5,000,000	8.00%, 7/25/2005	5,027,850

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—3.3%
1,771,630	7.00%, 11/1/2014	1,754,951
1,996,698	8.00%, 3/1/2030	2,004,545

	TOTAL	3,759,496

TOTAL GOVERNMENT AGENCIES (identified cost $21,239,734)		20,916,497

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Value

U.S. TREASURY—43.8%
	U.S TREASURY BONDS—21.1%
$ 2,000,000	5.50%, 8/15/2028	$ 1,819,376
5,000,000	(2)6.125%, 11/15/2027	4,953,125
5,000,000	6.25%, 8/15/2023	5,003,125
2,000,000	6.375%, 8/15/2027	2,045,000
3,000,000	6.75%, 8/15/2026	3,208,125
4,000,000	7.50%, 11/15/2016	4,478,752
1,000,000	7.875%, 2/15/2021	1,181,910
1,000,000	8.00%, 11/15/2021	1,201,930

	TOTAL	23,891,343

	U.S TREASURY NOTES—22.7%
4,000,000	(2)6.125%, 12/31/2001	3,966,252
2,000,000	6.25%, 10/31/2001	1,988,660
2,000,000	(2)6.25%, 2/15/2003	1,980,626
2,000,000	(2)6.375%, 9/30/2001	1,991,876
1,000,000	6.375%, 4/30/2002	995,156
3,000,000	6.50%, 5/15/2005	2,996,250
1,500,000	6.50%, 8/15/2005	1,497,657
4,125,000	(2)7.25%, 5/15/2004	4,220,391
1,000,000	7.25%, 8/15/2004	1,024,063
5,000,000	(2)7.50%, 11/15/2001	5,059,375

	TOTAL	25,720,306

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $49,208,108)		49,611,649

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Concluded)

Shares		Value

MUTUAL FUND—1.6%
1,785,626	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	$ 1,785,626

TOTAL INVESTMENTS (identified cost $112,928,294)(3)		$ 110,955,626

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. This security has been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At April 30, 2000, this security amounted to $2,993,181, which represents 2.6% of the net assets.

(2)	Certain principal amounts on loan to broker.

(3)
The cost of investments for federal tax purposes amounts to $112,928,294. The net unrealized depreciation of investments on a federal tax basis amounts to $1,972,668 which is comprised of $1,281,664 appreciation and $3,254,332 depreciation at April 30, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($113,381,294) at April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000

Principal Amount		Credit Rating(1)	Value

LONG-TERM MUNICIPALS—97.2%
	ALABAMA—92.1%
$1,020,000	Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (AMBAC INS)/(Original Issue Yield: 4.85%), 9/1/2007	AAA	$ 1,023,927
500,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.60% (AMBAC INS), 8/15/2009	AAA	464,550
1,000,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.70% (AMBAC INS), 8/15/2011	AAA	921,080
500,000	Alabama Incentives Financial Authority, Series A, 6.00% (AMBAC INS)/(Original Issue Yield: 6.20%), 10/1/2029	AAA	500,785
500,000	Alabama Industrial Access Road and Bridge Corp., Revenue Bond, 4.90% (Original Issue Yield: 5.00%), 6/1/2005	A1	495,555
640,000	Alabama Mental Health Finance Authority, Refunding Bond, 4.875% (MBIA INS), 5/1/2003	AAA	637,626
500,000	Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue Bond, 4.90% (FGIC INS), 7/1/2005	AAA	495,925
1,000,000	Alabama Special Care Facilities Finance Authority, Revenue Bonds, Series A, 4.50% (Charity Obligated Group)/(Original Issue Yield: 4.60%), 11/1/2009	AAA	926,800

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 500,000	Alabama State Board Education, Revenue Bond, 5.00% (Shelton State Community College)/(MBIA INS), 10/1/2006	AAA	$ 495,925
500,000	Alabama State Corrections Institution Finance Authority, Series A, Crossover Refunding Bond, 4.80% (MBIA INS)/(Original Issue Yield: 5.00%), 4/1/2002	AAA	499,530
1,000,000	Alabama State IDA, Special Tax Refunding Bonds, 5.00% (Original Issue Yield: 5.05%), 11/1/2003	A2	1,000,000
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue Yield: 4.85%), 11/1/2006	Aa3	983,020
1,375,000	Alabama State Public School & College Authority, Revenue Bonds, 5.00%, 11/1/2004	AA	1,373,350
1,400,000	Alabama State Public School & College Authority, Revenue Bonds, 5.75% (Original Issue Yield: 5.90%), 8/1/2019	AA	1,395,828
1,000,000	Alabama State Public School & College Authority, Revenue Refunding Bonds, 4.625% (Original Issue Yield: 4.77%), 12/1/2002	Aa3	996,730
1,000,000	Alabama State Public School & College Authority, Revenue Refunding Bonds, 4.75% (Original Issue Yield: 4.87%), 12/1/2003	Aa3	997,360
1,500,000	Alabama State Public School & College Authority, Series A, 5.50% (MBIA INS)/(Original Issue Yield: 5.85%), 9/1/2029	AAA	1,415,640
1,000,000	Alabama State Public School & College Authority, Series C, 5.75%, 7/1/2017	AA	1,004,410

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2005	AAA	$ 980,780
1,020,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2006	AAA	992,470
300,000	Alabama Water PCA, Series A, Revenue Bonds, 4.75% (AMBAC INS), 8/15/2010	AAA	280,503
1,000,000	Alabama Water PCA, Series A, Revenue Bonds, 5.00% (AMBAC INS), 8/15/2004	AAA	1,000,310
500,000	Albertville, AL, GO Unlimited Warrants, 4.50% (MBIA INS)/(Original Issue Yield: 4.50%), 2/1/2006	AAA	481,680
500,000	Anniston, AL, Regional Medical Center Board, Series A, Revenue Bonds, 4.80% (AMBAC INS)/(Original Issue Yield: 4.90%), 6/1/2010	AAA	464,490
500,000	Anniston, AL, Waterworks & Sewer Board, 5.35% (AMBAC INS)/(Original Issue Yield: 5.40%), 6/1/2014	AAA	498,065
500,000	Auburn, AL, GO Unlimited Warrants, 4.75%, 12/1/2008	A+	478,405
500,000	Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009	A+	476,935
500,000	Bessemer, AL, Governmental Utility Services Corporation Water Supply, Revenue Bonds, 4.55% (MBIA INS)/(Original Issue Yield: 4.65%), 6/1/2007	AAA	472,515
500,000	Birmingham, AL, Waterworks & Sewer Board, Series A, Revenue Refunding Bonds, 5.20% (Original Issue Yield: 5.30%), 1/1/2002	Aa3	503,205

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 1,000,000	DCH Health Care Authority, AL, Revenue Refunding Bonds, 4.50% (MBIA INS)/(Original Issue Yield: 4.55%), 6/1/2007	AAA	$ 928,440
750,000	Fort Payne, AL, GO Unlimited Warrants School Improvements, 5.75% (FSA INS)/(Original Issue Yield: 5.875%), 5/1/2026	AAA	736,598
165,000	Hartselle, AL, Medical Clinic Board, Revenue Bonds, 6.25% (Hospital Corporation America), 10/1/2002	NR	169,848
750,000	Huntsville, AL, Health Care Authority, Revenue Refunding Bonds, Series A, 5.00% (MBIA INS)/(Original Issue Yield: 5.05%), 6/1/2009	AAA	720,592
1,000,000	Huntsville, AL, Water Systems, Revenue Refunding Bonds, 4.625%, 11/1/2006	AA	968,880
1,000,000	Jefferson County, AL, Board of Education, Refunding Warrants, Series A, 4.50% (FSA INS), 2/15/2003	AAA	986,900
500,000	Jefferson County, AL, Board of Education, Refunding Warrants, Series A, 4.50% (FSA INS), 2/15/2004	AAA	489,020
250,000	Jefferson County, AL, Board of Education, School Improvements, 5.35% (AMBAC INS)/(Original Issue Yield: 5.35%), 2/15/2008	AAA	257,155
1,000,000	Jefferson County, AL, GO Unlimited Warrants, 5.00% (Original Issue Yield: 5.05%), 4/1/2003	AA-	999,420

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 500,000	Jefferson County, AL, GO Unlimited Warrants, 5.25% (Original Issue Yield: 5.45%), 4/1/2008	AA-	$ 500,620
2,000,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, Series D, 5.75% (Original Issue Yield: 5.83%), 2/1/2027	AAA	1,963,360
1,000,000	Jefferson County, AL, Sewer Revenue Refunding Warrants, 5.50% (MBIA INS)/(Original Issue Yield: 5.60%), 9/1/2005	AAA	1,036,580
1,500,000	Lee County, AL, Warrants, 5.50% (AMBAC INS)/(Original Issue Yield: 5.70%), 2/1/2021	AAA	1,445,070
500,000	Madison County, AL, Board of Education, Refunding Bonds, Series B, 4.625% (FSA INS)/(Original Issue Yield: 4.65%), 3/1/2011	AAA	457,850
1,000,000	Madison, AL, GO Unlimited Warrants, 6.00% (MBIA INS)/(Original Issue Yield: 6.10%), 4/1/2023	AAA	1,005,840
350,000	Mobile, AL, GO Unlimited Warrants, 5.50% (AMBAC INS)/(Original Issue Yield: 5.67%), 2/15/2014	AAA	352,376
500,000	Montgomery County, AL, GO Unlimited Warrants, 5.00%, 11/1/2001	AA	502,425
1,000,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 4.60% (Baptist Medical Center, AL)/(AMBAC INS)/(Original Issue Yield: 4.70%), 5/1/2009	AAA	919,720

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 600,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.00% (Baptist Medical Center, AL)/(AMBAC INS), 5/1/2007	AAA	$ 582,852
1,000,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/(AMBAC INS)/(Original Issue Yield: 5.30%), 5/1/2013	AAA	967,000
500,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS), 11/1/2005	AAA	487,060
500,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS), 11/1/2006	AAA	483,855
635,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS)/(Original Issue Yield: 4.65%), 11/1/2008	AAA	604,310
700,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS)/(Original Issue Yield: 4.70%), 11/1/2009	AAA	661,192
230,000	Pelham, AL, GO Unlimited Warrants, 4.625% (AMBAC INS)/(Original Issue Yield: 4.80%), 11/1/2010	AAA	216,067
1,590,000	Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (AMBAC INS), 2/1/2009	AAA	1,524,683

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS), 6/1/2008	AAA	$ 498,675
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS)/(Original Issue Yield: 5.25%), 6/1/2010	AAA	497,275
1,000,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 4.50% (AMBAC INS)/(Original Issue Yield: 4.60%), 6/1/2002	AAA	993,130
500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 4.60% (MBIA INS)/(Original Issue Yield: 4.65%), 6/1/2008	AAA	470,250
1,000,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, Series C, 4.60% (Original Issue Yield: 4.70%), 10/1/2004	AA-	986,630
500,000	Tuscaloosa County, AL, Board of Education, Series A, 5.50% (AMBAC INS)/(Original Issue Yield: 5.60%), 2/1/2027	AAA	471,540
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.55%, (Orginial Issue Yield: 5.70%), 1/1/2015	AA-	985,030
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.75%, (Original Issue Yield: 5.90%), 1/1/2019	AA-	983,620

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Principal Amount or Shares		Credit Rating(1)	Value

$ 500,000	University of South Alabama, Revenue Refunding Bonds, 4.60% (AMBAC INS)/(Original Issue Yield: 4.70%), 11/15/2007	AAA	$ 475,430

	TOTAL		48,586,692

	MASSACHUSETTS—1.9%
1,000,000	Boston, MA, Series A, 5.75% (Original Issue Yield: 5.58%), 2/1/2013	AA-	1,025,040

	PUERTO RICO—3.2%
750,000	Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Refunding Bonds, 4.90% (Commonwealth of Puerto Rico LOC)/(Original Issue Yield: 4.95%), 7/1/2004	AAA	746,055
500,000	Puerto Rico, Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009	AAA	495,620
500,000	Puerto Rico, Public Building Authority, Revenue Bonds, Series B, 5.125% (MBIA INS)/(Original Issue Yield: 5.40%), 7/1/2017	AAA	470,835

	TOTAL		1,712,510

TOTAL LONG-TERM MUNICIPALS (identified cost $52,537,830)			51,324,242

MUTUAL FUNDS—1.4%
722,686	Federated Alabama Municipal Cash Trust Fund (at net asset value)		722,686

TOTAL INVESTMENTS (identified cost $53,260,516)(2)			$ 52,046,928

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Concluded)

(1)	Please refer to “Investment Ratings” in the Statement of Additional Information for an explanation of the credit ratings. Investment Ratings are unaudited.

(2)
The cost of investments for federal tax purposes amounts to $53,260,516. The net unrealized depreciation of investments on a federal tax basis amounts to $1,213,588 which is comprised of $178,962 appreciation and $1,392,550 depreciation at April 30, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($52,765,802) at April 30, 2000.

The following acronyms are used throughout this portfolio:

AMBAC—American Municipal Bond Assurance Corporation
FGIC—Financial Guaranty Insurance Company
FSA—Financial Security Assurance
GO—General Obligation
IDA—Industrial Development Authority
INS—Insured
LOC—Letter of Credit
MBIA—Municipal Bond Investors Assurance
PCA—Pollution Control Authority

See Notes which are an integral part of the Financial Statements

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000

Shares		Value
COMMON STOCKS—96.5%
	BASIC INDUSTRY—3.1%
75,000	Alcoa, Inc.	$ 4,865,625
150,000	International Paper Co.	5,512,500

	TOTAL	10,378,125

	CAPITAL GOODS—6.8%
164,062	Honeywell Intl. Inc.	9,187,444
145,000	Ingersoll-Rand Co.	6,805,938
105,000	United Technologies Corp.	6,529,688

	TOTAL	22,523,070

	CONSUMER CYCLICAL—13.4%
100,000	CVS Corp.	4,350,000
250,000	Deluxe Corp.	6,296,875
150,000	(1)Federated Department Stores, Inc.	5,100,000
200,000	(1)Jones Apparel Group, Inc.	5,937,500
330,000	Masco Corp.	7,404,375
450,000	(1)Office Depot, Inc.	4,753,125
150,000	(1)School Specialty, Inc.	2,793,750
300,000	Sherwin-Williams Co.	7,462,500

	TOTAL	44,098,125

	CONSUMER STAPLES—1.5%
350,000	Dial Corp.	4,878,125

	ENERGY—8.3%
60,000	Chevron Corp.	5,107,500
185,000	Halliburton Co.	8,174,687
185,000	Transocean Offshore, Inc.	8,695,000
225,000	USX-Marathon Group	5,245,313

	TOTAL	27,222,500

	FINANCE—13.6%
320,000	Ace, Ltd.	7,660,000
145,000	Ambac Financial Group, Inc.	6,960,000
44,000	American International Group, Inc.	4,826,250
97,000	Bank of America Corp.	4,753,000
55,000	Chase Manhattan Corp.	3,963,437
119,000	Federal National Mortgage Association	7,177,187
120,000	ReliaStar Financial Corp.	5,167,500

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Shares		Value
85,000	SunTrust Banks, Inc.	$ 4,313,750

	TOTAL	44,821,124

	HEALTH CARE—13.2%
145,000	Abbott Laboratories	5,573,437
80,000	Baxter International, Inc.	5,210,000
85,000	Bristol-Myers Squibb Co.	4,457,187
16,000	(1)Edwards Life Sciences Corp.	240,000
425,000	(1)HEALTHSOUTH, Corp.	3,426,562
60,000	Johnson & Johnson	4,950,000
110,000	Merck & Co., Inc.	7,645,000
150,000	Pfizer, Inc.	6,318,750
225,000	(1)Tenet Healthcare Corp.	5,737,500

	TOTAL	43,558,436

	MISCELLANEOUS—2.7%
460,000	(1)Modis Professional Services, Inc.	3,478,750
115,000	Tyco International Ltd.	5,282,813

	TOTAL	8,761,563

	TECHNOLOGY—23.8%
185,000	(1)ADC Telecommunications, Inc.	11,238,750
100,000	(1)Computer Sciences Corp.	8,156,250
145,000	First Data Corp.	7,059,687
240,000	Harris Corp.	7,755,000
20,000	Hewlett-Packard Co.	2,700,000
50,000	Intel Corp.	6,340,625
80,000	International Business Machines Corp.	8,930,000
60,000	Lucent Technologies, Inc.	3,731,250
215,000	(1)SunGuard Data Systems, Inc.	7,430,938
85,000	(1)Symantec Corp.	5,307,188
55,000	(1)Tellabs, Inc.	3,014,688
290,000	(1)Unisys Corp.	6,724,375

	TOTAL	78,388,751

	TELECOMMUNICATIONS—6.8%
120,000	AT&T Corp.	5,602,500
138,000	GTE Corp.	9,349,500
119,600	Sprint Corp.	7,355,400

	TOTAL	22,307,400

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Concluded)

Shares		Value
	UTILITIES—3.3%
120,000	Williams Cos., Inc. (The)	$ 4,477,500
130,000	Coastal Corp.	6,524,375

	TOTAL	11,001,875

TOTAL COMMON STOCKS (identified cost $247,097,433)		317,939,094

MUTUAL FUND—2.8%
9,226,391	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	9,226,391

TOTAL INVESTMENTS (identified cost $256,323,824)(2)		$327,165,485

(1)	Non-income producing security.

(2)
The cost of investments for federal tax purposes amounts to $256,469,485. The net unrealized appreciation of investments on a federal tax basis amounts to $70,696,000 which is comprised of $83,435,938 appreciation and $12,739,938 depreciation at April 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($329,419,198) at April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000

Shares		Value

COMMON STOCKS—97.4%
	CAPITAL GOODS—9.7%
20,000	Caterpillar, Inc.	$ 788,750
21,000	General Electric Co.	3,302,250
22,000	Honeywell International, Inc.	1,232,000
8,400	Illinois Tool Works, Inc.	538,125
13,000	Minnesota Mining & Manufacturing Co.	1,124,500
30,500	Tyco International Ltd.	1,401,094

	TOTAL	8,386,719

	CONSUMER CYCLICAL—13.5%
30,000	CVS Corp.	1,305,000
31,500	Disney (Walt) Co.	1,364,344
23,000	Gap (The), Inc.	845,250
54,750	Home Depot, Inc.	3,069,422
50,000	(1)Staples, Inc.	953,125
52,000	Wal-Mart Stores, Inc.	2,879,500
44,000	Walgreen Co.	1,237,500

	TOTAL	11,654,141

	CONSUMER STAPLES—11.9%
22,000	Anheuser-Busch Cos., Inc.	1,552,375
20,500	BestFoods	1,030,125
25,500	Clorox Co.	937,125
27,000	Coca-Cola Co.	1,270,687
31,500	Gillette Co.	1,165,500
37,000	McDonald’s Corp.	1,410,625
26,500	Newell Rubbermaid, Inc.	667,469
30,000	PepsiCo, Inc.	1,100,625
19,000	Procter & Gamble Co.	1,132,875

	TOTAL	10,267,406

	ENERGY—2.3%
45,000	Halliburton Co.	1,988,438

	FINANCE—13.6%
24,500	American International Group, Inc.	2,687,344
43,000	Bank of New York Co., Inc.	1,765,687
12,500	Chase Manhattan Corp.	900,781
16,850	Chubb Corp.	1,072,081

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Continued)

Shares		Value

25,000	Federal Home Loan Mortgage Corp.	$ 1,148,438
28,500	Federal National Mortgage Association	1,718,906
16,500	Providian Financial Corp.	1,453,031
20,000	SunTrust Banks, Inc.	1,015,000

	TOTAL	11,761,268

	HEALTHCARE—10.8%
31,500	Abbott Laboratories	1,210,781
47,000	Bristol-Myers Squibb Co.	2,464,563
17,000	Johnson & Johnson	1,402,500
31,000	Merck & Co., Inc.	2,154,500
50,000	Pfizer, Inc.	2,106,250

	TOTAL	9,338,594

	TECHNOLOGY—27.7%
19,500	(1)Cisco Systems, Inc.	1,351,898
16,500	(1)Computer Sciences Corp.	1,345,781
14,000	Electronic Data Systems Corp.	962,500
8,500	Hewlett-Packard Co.	1,147,500
34,400	Intel Corp.	4,362,350
33,000	International Business Machines Corp.	3,683,625
22,500	Lucent Technologies, Inc.	1,399,219
39,000	(1)Microsoft Corp.	2,720,250
16,000	Motorola, Inc.	1,905,000
42,000	(1)Sun Microsystems, Inc.	3,861,375
7,000	Texas Instruments, Inc.	1,140,125

	TOTAL	23,879,623

	TELECOM SERVICES—7.9%
20,000	AT&T Corp.	933,750
16,000	Alltel Corp.	1,066,000
24,700	GTE Corp.	1,673,425
31,000	(1)MCI Worldcom, Inc.	1,408,563
28,500	Sprint Corp.	1,752,750

	TOTAL	6,834,488

TOTAL COMMON STOCKS (identified cost $53,076,553)		84,110,677

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Concluded)

Shares		Value

MUTUAL FUND—1.5%
1,274,006	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	$ 1,274,006

TOTAL INVESTMENTS (identified cost $54,350,559)(2)		$85,384,683

(1)	Non-income producing security.

(2)
The cost of investments for federal tax purposes amounts to $54,350,559. The net unrealized appreciation of investments on a federal tax basis amounts to $31,034,124 which is comprised of $33,829,641 appreciation and $2,795,517 depreciation at April 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($86,367,384) at April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2000

	U.S. Treasury Money Market Fund	Income Fund		Bond Fund
Assets:
Investments in repurchase agreements	$678,958,000	$ —		$ —
Investments in securities	173,290,709	64,785,082		110,955,626

Total investments in securities, at value	852,248,709	64,785,082		110,955,626
Cash	328	310		—
Short-term investments held as collateral for securities lending	—	—		21,003,750
Income receivable	3,382,092	899,218		1,914,271
Receivable for investments sold	—	433,044		817,972
Receivable for shares sold	—	20,460		731,566
Prepaid expenses	—	11,520		—
Deferred organizational costs	—	2,207		—

Total assets	855,631,129	66,151,841		135,423,185

Liabilities:
Payable for investments purchased	—	995,676		995,676
Payable for shares redeemed	—	883,661		41,191
Payable on collateral to broker	—	—		21,003,750
Income distribution payable	2,813,520	—		—
Accrued expenses	34,648	10,202		1,274

Total liabilities	2,848,168	1,889,539		22,041,891

Net Assets Consist of:
Paid in capital	852,782,961	68,020,521		118,984,332
Net unrealized depreciation of investments	—	(1,539,556	)(1)	(1,972,668)
Accumulated net realized loss on investments	—	(2,250,174)		(3,746,872)
Undistributed net investment income	—	31,511		116,502

Total Net Assets	$852,782,961	$64,262,302		$113,381,294

Shares Outstanding	852,782,961	6,827,007		11,729,310

Net Asset Value Per Share: (Net Assets/Shares Outstanding)	$ 1.00	$ 9.41		$ 9.67

Offering Price Per Share(2)	—	$ 9.75	(3)	$ 10.02 (3)

Redemption Proceeds Per Share(2)	—	$ 9.32	(4)	$ 9.57 (4)

Investments, at identified cost	—	66,324,638		112,928,294

Investments, at tax cost	—	66,324,638		112,928,294

(1)	Includes ($14,647) of unrealized depreciation at August 20, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.
(2)	See “What Do Shares Cost?” in the Prospectus.
(3)	Computation of offering price: 100/96.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2000 (Concluded)

	Alabama Tax-Free Income Fund		Value Fund		Growth Fund
Assets:
Investments in repurchase agreements	$ —		$ —		$ —
Investments in securities	52,046,928		327,165,485		85,384,683

Total investments in securities, at value	52,046,928		327,165,485		85,384,683
Cash	—		998		—
Income receivable	823,996		250,099		69,854
Receivable for investments sold	—		5,779,732		157,885
Receivable for shares sold	—		64,133		1,709,729
Prepaid expenses	—		21,201		—

Total assets	52,870,924		333,281,648		87,322,151

Liabilities:
Payable for investments purchased	—		1,853,523		770,564
Payable for shares redeemed	88,120		1,988,201		150,361
Accrued expenses	17,002		20,726		33,842

Total liabilities	105,122		3,862,450		954,767

Net Assets Consist of:
Paid in capital	54,132,717		233,402,107		48,767,960
Net unrealized appreciation (depreciation) of investments	(1,213,588	)(1)	70,841,661		31,034,124	(2)
Accumulated net realized gain (loss) on investments	(214,528)		25,048,465		6,565,300
Undistributed net investment income/ Accumulated net investment loss	61,201		126,965		—

Total Net Assets	$52,765,802		$329,419,198		$86,367,384

Shares Outstanding	5,346,456		19,406,774		8,302,952

Net Asset Value Per Share: (Net Assets/Shares Outstanding)	$ 9.87		$ 16.97		$ 10.40

Offering Price Per Share(3)	$ 10.23	(4)	$ 17.77	(5)	$ 10.89	(5)

Redemption Proceeds Per Share(3)	$ 9.77	(6)	$ 16.80	(6)	$ 10.30	(6)

Investments, at identified cost	53,260,516		256,323,824		54,350,559

Investments, at tax cost	53,260,516		256,469,485		54,350,559

(1)	Includes ($744,116) of unrealized depreciation at August 20, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.
(2)
Includes $24,978,778 and $9,888,439, respectively, of unrealized appreciation at August 20, 1999 and August 27, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.

(3)	See “What Do Shares Cost?” in the Prospectus.
(4)	Computation of offering price: 100/96.5 of net asset value.
(5)	Computation of offering price: 100/95.5 of net asset value.
(6)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Year Ended April 30, 2000

	U.S. Treasury Money Market Fund	Income Fund	Bond Fund
Investment Income:
Dividends	$ —	$ 85,225	$ —
Interest	39,720,132	4,005,839	8,212,747

Total income	39,720,132	4,091,064	8,212,747

Expenses:
Investment adviser fee	3,741,253	362,670	733,438
Administrative personnel and services fee	766,631	100,273	125,434
Custodian fees	62,412	6,044	12,224
Transfer and dividend disbursing agent fees and expenses	1,471	16,872	5,798
Directors’/Trustees’ fees	18,533	1,112	4,900
Auditing fees	12,385	13,875	14,491
Legal fees	11,525	2,949	8,703
Portfolio accounting fees	79,340	38,167	45,228
Shareholder services fee	1,870,627	151,113	305,599
Share registration costs	64,450	16,397	12,734
Printing and postage	9,820	11,350	9,257
Insurance premiums	935	—	—
Miscellaneous	13,894	11,841	15,541

Total expenses	6,653,276	732,663	1,293,347

Waivers—
Waiver of investment adviser fee	(1,421,676)	(181,335)	—
Waiver of administrative personnel and services fee	—	(38,315)	—
Waiver of shareholder services fee	(1,593,376)	(128,485)	(262,374)

Total waivers	(3,015,052)	(348,135)	(262,374)

Net expenses	3,638,224	384,528	1,030,973

Net investment income	36,081,908	3,706,536	7,181,774

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	—	(728,737)	(3,414,526)
Change in unrealized appreciation of investments	—	(1,559,211)	(3,845,457)

Net realized and unrealized loss on investments	—	(2,287,948)	(7,259,983)

Change in net assets resulting from operations	$ —	$1,418,588	$ (78,209)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Year Ended April 30, 2000 (Concluded)

	Alabama Tax-Free Income Fund(1)	Value Fund	Growth Fund(1)
Investment Income:
Dividends	$ —	$ 4,190,825	$ 562,328
Interest	1,770,804	325,306	32,698

Total income	1,770,804	4,516,131	595,026

Expenses:
Investment adviser fee	220,379	2,586,903	394,712
Administrative personnel and services fee	37,328	354,127	53,459
Custodian fees	3,793	34,492	5,422
Transfer and dividend disbursing agent fees and expenses	28,195	7,622	28,663
Directors’/Trustees’ fees	1,474	10,754	1,519
Auditing fees	—	13,392	—
Legal fees	3,926	1,029	6,769
Portfolio accounting fees	28,472	62,508	32,438
Shareholder services fee	91,825	862,301	131,571
Share registration costs	30,947	13,588	39,553
Printing and postage	8,339	7,521	8,657
Insurance premiums	—	8,501	—
Miscellaneous	4,901	17,738	5,078

Total expenses	459,579	3,980,476	707,841

Waivers—
Waiver of investment adviser fee	(146,920)	—	—
Waiver of shareholder services fee	(73,460)	(743,880)	(105,257)

Total waivers	(220,380)	(743,880)	(105,257)

Net expenses	239,199	3,236,596	602,584

Net investment income/net operating loss	1,531,605	1,279,535	(7,558)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(214,528)	44,161,101	8,433,216
Change in unrealized appreciation (depreciation) of investments	(469,472)	(32,749,910)	(3,833,093)

Net realized and unrealized gain (loss) on investments	(684,000)	11,411,191	4,600,123

Change in net assets resulting from operations	$ 847,605	$ 12,690,726	$ 4,592,565

(1)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Treasury Money Market Fund		Income Fund
	Year Ended April 30,		Year Ended April 30,
	2000	1999	2000	1999
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$ 36,081,908	$ 29,303,763	$ 3,706,536	$ 2,624,430
Net realized gain (loss) on investments	—	—	(728,737)	113,077
Net change in unrealized appreciation (depreciation) of investments	—	—	(1,559,211)	(386,729)

Change in net assets resulting from operations	36,081,908	29,303,763	1,418,588	2,350,778

Distributions to Shareholders—
Distributions from net investment income	(36,081,908)	(29,303,763)	(3,711,290)	(2,625,125)
Share Transactions—
Proceeds from sale of shares	1,849,977,509	2,420,255,869	19,818,702	27,055,242
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	6,361,767 (1)	—
Net asset value of shares issued to shareholders in payment of distributions declared	10,774,601	2,316,665	1,164,976	1,107
Cost of shares redeemed	(1,695,652,591)	(2,366,757,874)	(13,235,947)	(14,305,452)

Change in net assets resulting from share transactions	165,099,519	55,814,660	14,109,498	12,750,897

Change in net assets	165,099,519	55,814,660	11,816,796	12,476,550
Net Assets:
Beginning of period	687,683,442	631,868,782	52,445,506	39,968,956

End of period	$ 852,782,961	$ 687,683,442	$ 64,262,302	$ 52,445,506

Undistributed net investment income included in net assets at the end of the period	$ —	$ —	$ 31,511	$ 36,265

Net realized loss as computed for federal tax purposes	$ —	$ —	$ (280,958)	$ —

(1)	Includes ($14,647) of unrealized depreciation at August 20, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

			Alabama Tax-Free Income Fund
	Bond Fund		Period Ended April 30, 2000(1)
	Year Ended April 30,
	2000	1999
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$ 7,181,774	$ 6,543,440	$ 1,531,605
Net realized gain (loss) on investments	(3,414,526)	1,552,929	(214,528)
Net change in unrealized appreciation (depreciation) of investments	(3,845,457)	(1,619,125)	(469,472)

Change in net assets resulting from operations	(78,209)	6,477,244	847,605

Distributions to Shareholders—
Distributions from net investment income	(7,147,932)	(6,596,944)	(1,470,404)
Distributions from net realized gain on investment transactions	—	(2,103,163)	—

Change in net assets from distributions to shareholders	(7,147,932)	(8,700,107)	(1,470,404)

Share Transactions—
Proceeds from sale of shares	17,417,761	37,707,215	9,983,626
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	57,200,317 (2)
Net asset value of shares issued to shareholders in payment of distributions declared	5,550,241	36,387	27,065
Cost of shares redeemed	(32,256,141)	(20,275,478)	(13,822,407)

Change in net assets resulting from share transactions	(9,288,139)	17,468,124	53,388,601

Change in net assets	(16,514,280)	15,245,261	52,765,802
Net Assets:
Beginning of period	129,895,574	114,650,313	—

End of period	$113,381,294	$129,895,574	$ 52,765,802

Undistributed net investment income included in net assets at the end of the period	$ 116,502	$ 82,660	$ 61,201

Net realized gain (loss) as computed for federal tax purposes	$ (1,071,571)	$ 1,866,223	$ (89,761)

(1)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(2)	Includes ($744,116) of unrealized depreciation at August 20, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)

			Growth Fund
	Value Fund		Period Ended April 30, 2000(1)
	Year Ended April 30,
	2000	1999
Increase (Decrease) in Net Assets:
Operations—
Net investment income/net operating loss	$ 1,279,535	$ 1,761,228	$ (7,558)
Net realized gain on investments	44,161,101	12,149,054	8,433,216
Net change in unrealized appreciation (depreciation) of investments	(32,749,910)	258,129	(3,833,093)

Change in net assets resulting from operations	12,690,726	14,168,411	4,592,565

Distributions to Shareholders—
Distributions from net investment income	(1,233,933)	(1,741,817)	—
Distributions from net realized gain on investment transactions	(31,134,719)	(34,486,631)	(1,867,916)

Change in net assets from distributions to shareholders	(32,368,652)	(36,228,448)	(1,867,916)

Share Transactions—
Proceeds from sale of shares	23,885,721	45,298,138	18,219,050
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	70,325,290 (2)
Net asset value of shares issued to shareholders in payment of distributions declared	28,350,672	31,652,987	86,088
Cost of shares redeemed	(91,870,552)	(79,016,339)	(4,987,693)

Change in net assets resulting from share transactions	(39,634,159)	(2,065,214)	83,642,735

Change in net assets	(59,312,085)	(24,125,251)	86,367,384
Net Assets:
Beginning of period	388,731,283	412,856,534	—

End of period	$329,419,198	$388,731,283	$ 86,367,384

Undistributed net investment income included in net assets at the end of the period	$ 126,965	$ 76,508	$ —

Net realized gain as computed for federal tax purposes	$ 44,184,913	$ 12,144,199	$ 8,433,216

(1)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(2)
Includes $24,978,778 and $9,888,439, respectively, of unrealized appreciation at August 20, 1999, and August 27, 1999 related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.

See Notes which are an integral part of the Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK ]

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments
U.S. Treasury
Money Market Fund
1996	$ 1.00	0.05	—	0.05	(0.05)	—
1997	$ 1.00	0.05	—	0.05	(0.05)	—
1998	$ 1.00	0.05	—	0.05	(0.05)	—
1999	$ 1.00	0.05	—	0.05	(0.05)	—
2000	$ 1.00	0.05	—	0.05	(0.05)	—

Income Fund
1996(3)	$10.00	0.16	(0.25)	(0.09)	(0.14)	—
1997	$ 9.77	0.56	(0.09)	0.47	(0.56)	—
1998	$ 9.68	0.58	0.13	0.71	(0.58)	—
1999	$ 9.81	0.57	(0.03)	0.54	(0.57)	—
2000	$ 9.78	0.58	(0.37)	0.21	(0.58)	—

Bond Fund
1996	$ 9.95	0.59	0.03	0.62	(0.56)	—
1997	$10.01	0.61	(0.03)	0.58	(0.64)	—
1998	$ 9.95	0.60	0.45	1.05	(0.60)	—
1999	$10.40	0.55	0.02	0.57	(0.56)	(0.18)
2000	$10.24	0.58	(0.57)	0.01	(0.58)	—

Alabama Tax-Free Income Fund
2000(5)	$10.00	0.29	(0.14)	0.15	(0.28)	—

Value Fund
1996	$11.51	0.23	3.33	3.56	(0.23)	(0.44)
1997	$14.40	0.20	2.59	2.79	(0.21)	(1.17)
1998	$15.81	0.15	5.26	5.41	(0.15)	(2.02)
1999	$19.05	0.08	0.43	0.51	(0.08)	(1.58)
2000	$17.90	0.06	0.63	0.69	(0.06)	(1.56)
Growth Fund
2000(5)	$10.00	—	0.65	0.65	—	(0.25)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and the net investment income ratios.
(3)	Reflects operations for the period from January 10, 1996 (date of initial public investment) to April 30, 1996.
(4)	Computed on an annualized basis.
(5)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

			Ratios to average net assets
Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income (loss)		Expense waiver/ reimburse- ments(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate
(0.05)	$ 1.00	5.26%	0.48%		5.11%		0.22%		$445,729	—
(0.05)	$ 1.00	4.88%	0.51%		4.78%		0.20%		$524,462	—
(0.05)	$ 1.00	5.14%	0.48%		5.03%		0.19%		$631,869	—
(0.05)	$ 1.00	4.77%	0.45%		4.65%		0.19%		$687,683	—
(0.05)	$ 1.00	4.91%	0.49%		4.82%		0.40%		$852,783	—

(0.14)	$ 9.77	(0.93)%	0.85	%(4)	5.30	%(4)	0.05	%(4)	$ 78,147	61%
(0.56)	$ 9.68	4.90%	0.92%		5.59%		0.32%		$ 38,598	112%
(0.58)	$ 9.81	7.46%	0.75%		5.86%		0.44%		$ 39,969	112%
(0.57)	$ 9.78	5.58%	0.75%		5.76%		0.41%		$ 52,446	48%
(0.58)	$ 9.41	2.25%	0.64%		6.13%		0.57%		$ 64,262	85%

(0.56)	$10.01	6.78%	0.87%		6.28%		0.08%		$ 83,257	28%
(0.64)	$ 9.95	5.98%	0.86%		6.18%		0.05%		$ 91,185	63%
(0.60)	$10.40	10.80%	0.84%		5.88%		0.01%		$114,650	107%
(0.74)	$10.24	5.54%	0.84%		5.26%		—		$129,897	119%
(0.58)	$ 9.67	0.15%	0.84%		5.88%		0.22%		$113,381	76%

(0.28)	$ 9.87	1.47%	0.65	%(4)	4.17	%(4)	0.60	%(4)	$ 52,766	33%

(0.67)	$14.40	31.51%	0.87%		1.75%		0.11%		$204,421	39%
(1.38)	$15.81	19.99%	0.94%		1.33%		0.03%		$272,665	27%
(2.17)	$19.05	36.39%	0.94%		0.77%		—		$412,857	75%
(1.66)	$17.90	5.17%	0.91%		0.48%		—		$388,731	45%
(1.62)	$16.97	4.26%	0.94%		0.37%		0.22%		$329,419	45%

(0.25)	$10.40	6.54%	1.15	%(4)	(0.01	)%(4)	0.20	%(4)	$ 86,367	28%

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2000

(1)  Organization

SouthTrust Funds (the “Company”), (formerly, SouthTrust Vulcan Funds) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
U.S. Treasury Money Market Fund (“U.S. Treasury”) (formerly, Treasury Obligations Money Market Fund)	Diversified	To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Income Fund (“Income”)	Diversified	To provide current income.

Bond Fund (“Bond”)	Diversified	To provide a level of total return consistent with a portfolio of high-quality debt securities.

Alabama Tax-Free Income Fund (“Alabama Tax-Free”)	Non-diversified	To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.

Value Fund (“Value”) (formerly, Core Equity Fund)	Diversified	To provide long-term capital appreciation, with income a secondary consideration.

Growth Fund (“Growth”)	Diversified	To provide capital appreciation.

        The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Continued)

        At August 20, 1999, the following Funds received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

	Income	Alabama Tax-Free	Growth
SouthTrust Fund Shares Issued	660,620	5,720,032	5,087,923

Common Trust Funds Net Assets Received	$6,361,767	$57,200,317	$50,879,228

Unrealized Appreciation (Depreciation)*	$(14,647)	$(744,116)	$24,978,778

*Unrealized Appreciation (Depreciation) is included in the Common Trust Funds’ net assets acquired above.

        On August 27, 1999, Growth received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

Growth
SouthTrust Fund Shares Issued	1,931,089

Common Trust Funds Net Assets Received	$19,446,062

Unrealized Appreciation*	$9,888,439

*Unrealized Appreciation is included in the Common Trust Funds’ net assets acquired above.

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

        Investment Valuation—Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

        Repurchase Agreements—It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

        The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company’s adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the “Trustees”). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities. The Company, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

        Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements.

	Increase (Decrease)
Fund	Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
Value	—	$(4,855)	$4,855
Growth	$(7,558)	—	7,558

        Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

        Federal Taxes—It is the Company’s policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

        At April 30, 2000, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiration Year
Fund	2005	2006	2008	Total Capital Loss Carryforward
Income	$1,448,015	$73,422	$ 280,958	$1,802,395
Bond	—	—	1,071,571	1,071,571
Alabama Tax-Free Income	—	—	89,761	89,761

        Additionally, the following Funds incurred net capital losses on security transactions after October 31, 1999, which are treated as arising on May 1, 2000, the first day of the Fund’s next taxable year.

Fund	Post-October Losses
Income	$ 447,779
Bond	2,675,301
Alabama Tax-Free Income	124,767

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Continued)

        When-Issued and Delayed Delivery Transactions—The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on a settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

        Securities Lending—Under guidelines adopted by the Board of Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 100% of the current market value of the loaned securities.

        Loans will be made to firms deemed by the Company’s adviser to be of good financial standing and will not be made unless, in the judgement of the Company’s adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund’s rights should the borrower of the securities fail financially.

        As of April 30, 2000, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Market Value of Reinvested Collateral Securities
Bond	$21,003,750	$21,003,750	$21,003,750

Cash collateral is held in a segregated account.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Continued)

        Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund’s pricing committee.

         Other—Investment transactions are accounted for on a trade date basis.

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:

	U.S. Treasury		Income
	Year Ended April 30,		Year Ended April 30,
	2000	1999	2000	1999
Shares sold	1,849,977,509	2,420,255,869	2,068,505	2,733,455
Shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	660,620	—
Shares issued to shareholders in payment of distributions declared	10,774,601	2,316,665	121,693	112
Shares redeemed	(1,695,652,591)	(2,366,757,874)	(1,383,734)	(1,445,930)

Net change resulting from share transactions	165,099,519	55,814,660	1,467,084	1,287,637

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Continued)

	Bond		Alabama Tax-Free
	Year Ended April 30,		Period Ended April 30,
	2000	1999	2000(1)
Shares sold	1,766,348	3,571,054	1,004,866
Shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	5,720,032
Shares issued to shareholders in payment of distributions declared	566,274	3,452	2,728
Shares redeemed	(3,292,199)	(1,913,583)	(1,381,170)

Net change resulting from share transactions	(959,577)	1,660,923	5,346,456

	Value		Growth
	Year Ended April 30,		Period Ended April 30,
	2000	1999	2000(1)
Shares sold	1,432,486	2,677,341	1,764,741
Shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	7,019,012
Shares issued to shareholders in payment of distributions declared	1,704,804	2,265,450	8,278
Shares redeemed	(5,452,796)	(4,895,145)	(489,079)

Net change resulting from share transactions	(2,315,506)	47,646	8,302,952

(1)	For the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

(4)  Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—SouthTrust Bank, N.A., the Company’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.
Fund	Annual Rate
U.S. Treasury	0.50%

Income	0.60%

Bond	0.60%

Alabama Tax-Free	0.60%

Value	0.75%

Growth	0.75%

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Continued)

        Administrative Fee—Federated Administrative Services (“FAS”) provides the Company with certain administrative personnel and services. The fee is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Company for the period. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

        Distribution Services Fee—The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp., (“FSC”) the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Fund’s Shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.

Fund	Percentage of the Average Daily Net Assets of Fund
Income	0.25%

Alabama Tax-Free	0.25%

Growth	0.25%

        During the year ended April 30, 2000, none of the above mentioned Funds incurred a Distribution Services Fee.

        Shareholder Service Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Continued)

        Portfolio Accounting Fees—FServ also maintains the Company’s accounting records for which it receives a fee. The fee is based on the level of the Fund’s average net assets for the period, plus out-of-pocket expenses.

        Interfund Transactions—During the year ended April 30, 2000, Alabama Tax-Free Income Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $12,385,033 and $9,860,808, respectively.

        Organizational Expenses—Organizational expenses for Income were initially borne by FServ. Income has reimbursed FServ for these expenses. These expenses have been deferred and are being amortized over the five-year period following Income’s effective date. For the year ended April 30, 2000, Income expensed $3,557 of organizational expenses. Organizational expenses for the other Funds in the Company have been fully expensed.

        Deferred Compensation Plan—The Trust’s independent Trustees may participate in a deferred compensation plan. Under the deferred compensation plan, Trustees may elect to defer 50% or 100% of the compensation they earn as Trustees. Amounts deferred will be invested in shares of one or more eligible funds as defined under the Plan.

         General—Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(5)  Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended April 30, 2000, were as follows:

Fund	Purchases	Sales
Income	$ 57,693,163	$ 48,738,593

Bond	89,671,679	95,456,983

Alabama Tax-Free(1)	17,227,666	21,527,907

Value	152,981,511	213,826,240

Growth(1)	31,890,812	21,858,427

(1)	Represents the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Concluded)

(6)  Concentration of Credit Risk

Since Alabama Tax-Free invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2000, 60.7% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 35.7% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of
SOUTHTRUST FUNDS:

        We have audited the accompanying statements of assets and liabilities of SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund (investment portfolios of SouthTrust Funds, a Massachusetts business trust), including the schedules of portfolios of investments, as of April 30, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund (investment portfolios of SouthTrust Funds) as of April 30, 2000, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 20, 2000

TRUSTEES	OFFICERS

Charles G. Brown, III Russell W. Chambliss Thomas M. Grady Lawrence W. Greer Billy L. Harbert, Jr. William O. Vann	William O. Vann Chairman Edward C. Gonzales President and Treasurer Beth S. Broderick Vice President Peter J. Germain Vice President C. Todd Gibson Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Company’s prospectuses, which contain facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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No Bank Guarantee	Not FDIC Insured	May Lose Value

No Bank Guarantee	Not FDIC Insured	May Lose Value

Investment Adviser: SouthTrust Bank
Distributor: Federated Securities Corp.

Cusip 844734103
Cusip 844734400
Cusip 844734202
Cusip 844734608
Cusip 844734301
Cusip 844734509
G00859-01 (6/00)

                         SouthTrust Annual Report Index

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Income Fund., (the "Fund") based on a 3.50% sales charge is represented by a solid line. The Merrill Lynch Corporate/ Government 1-5 Year Index (the "MLC/G
1-5") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the
Fund and the MLC/G 1-5. The "x" axis reflects computation periods from 1/10/96 to 4/30/2000. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a
3.50% sales charge, as compared to the MLC/G 1-5. The ending values were $11,634 and $12,475, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year period ended 4/30/2000 and from the start of performance of the Fund's Shares
(1/10/96) to 4/30/2000. The total returns were (1.28%) and 3.58%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Bond Fund., (the "Fund") based on a 4.00% sales charge is represented by a solid line. The Lehman Brothers Government/ Corporate Index (the "LBG/C") is
represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LBG/C. The "x" axis reflects computation periods from 5/8/92 to
4/30/2000. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a
4.00% sales charge, as compared to the LBG/C. The ending values were $15,265 and
$17,151, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year and five-year periods ended 4/30/2000 and from the start of performance of the
Fund's Shares (5/8/92) to 4/30/2000. The total returns were (3.34%), 5.05% and
5.52%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Alabama Tax-Free Income Fund., (the "Fund") based on a 3.50% sales charge is represented by a solid line. The Lehman Brothers5year Municipal Bond Index (the
"LY5YMB") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LB%YMB. The "x" axis reflects computation periods from 4/30/90 to 4/30/2000.

 The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 3.50% sales charge, as compared to the LB5Y/MB. The ending values were $15,178 and $18,428, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, five-year and 10- year periods ended 4/30/2000 and from the start of performance of the
Fund's Shares (1/1/89) to 4/30/2000. The total returns were (4.81%), 3.15%,
4.27% and 4.47%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Value Fund., (the "Fund") based on a 4.50% sales charge is represented by a solid line. The Standard & Poor's 500 Index (the "S& P 500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The
"x" axis reflects computation periods from 5/8/92 to 4/30/2000. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales charge, as compared to the S&P 500. The ending values were $27,429 and $41,796, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year and five-year periods ended 4/30/2000 and from the start of performance of the Fund's Shares
(5/8/92) to 4/30/2000. The total returns were (0.41%), 17.65% and 13.48%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Growth Fund., (the "Fund") based on a 4.50% sales charge is represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The
"x" axis reflects computation periods from 4/30/90 to 4/30/2000. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales charge, as compared to the S&P 500. The ending values were $45,173 and $56,191, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, five-year and 10-year periods ended 4/30/2000 and from the start of performance of the
Fund's Shares (4/30/90) to 4/30/2000. The total returns were (4.14%), 22.83%,
16.27% and 16.32%, respectively.